PREFERRED STOCK	3 Months Ended
Mar. 31, 2012
Preferred Stock [Abstract]
PREFERRED STOCK
(12)       PREFERRED STOCK

The following amounts are in thousands except for share data (shares, par value and price per share):

The Company is authorized to issue 100,000,000 shares of preferred stock, $0.00001 par value, of which 2,800,000 shares have been designated as series A convertible preferred stock (the “Preferred Share”).

On October 27 and November 17, 2009, the Company sold 1,446,105 and 1,350,616 Preferred Shares to certain accredited investors in connection with the Preferred Shares Financing, respectively.  Each Preferred Share is convertible into 0.4 shares of common stock, at a conversion price of $7.15 per share (subject to certain adjustments) at any time at the holder’s option, and will automatically convert if the common stock is qualified for listing on either the NASDAQ Capital Market or the NYSE Amex Equities.  The designation, rights, preferences and other terms and provisions of the Preferred Shares are set forth in the Certificate of Designation filed with the Nevada Secretary of State on October 23, 2009.  Each Preferred Share is entitled to participate in any dividends declared and paid on the common stock on an as-converted basis.  Holders of the Preferred Shares are also entitled to notice of any stockholders’ meeting and vote together with common stock holders on an as-converted basis.  Each Preferred Share has a liquidation preference of $2.86 per share, plus any accrued but unpaid dividends.  Up to December 31, 2011, a total of 2,163,868 Preferred Shares were converted and at December 31, 2011, 632,853 Preferred Shares were outstanding, with an aggregate liquidation preference of $1,810. During the three months ended March 31, 2012, 14,484 Preferred Shares were converted into 5,794 shares of common stock, and at March 31, 2012, 618,369 Preferred Shares were outstanding, with an aggregate liquidation preference of $1,769.